UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest report) December  11, 2002

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51–0371142 (I.R.S. Employer Identification No.)

6922 Hollywood Blvd.
Suite 800
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860–9200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 4.  Changes in Registrant’s Certifying Accountant

On December 11, 2002, the Audit Committee of j2 Global Communications, Inc. (“j2 Global”) recommended, approved and directed the replacement of KPMG LLP (“KPMG”) with Deloitte & Touche LLP (“Deloitte & Touche”) as j2 Global’s independent accountants. KPMG’s service will terminate, and Deloitte & Touche’s service will commence, with the audit of j2 Global’s financial statements for the fiscal year ending December 31, 2002. The change in j2 Global’s independent accountants was the result of a competitive bidding process involving several accounting firms, including KPMG.

In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through December 11, 2002, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. KPMG’s audit reports on the financial statements of j2 Global as of and for the years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within j2 Global’s two most recent fiscal years and the subsequent interim period through December 11, 2002.

During the two most recent fiscal years, and any subsequent interim period prior to engaging Deloitte & Touche, neither j2 Global, nor anyone on its behalf, consulted Deloitte & Touche regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on j2 Global’s financial statements, where either a written report was provided to j2 Global or oral advice was provided, that Deloitte & Touche concluded was an important factor considered by j2 Global in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

On December 11, 2002, j2 Global provided KPMG with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the statements made by j2 Global in this report. A copy of KPMG’s letter to the SEC dated December 16, 2002 is attached as Exhibit 16 to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit Number	Description

16	Letter of KPMG Dated December 16, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: December 16, 2002	By:	/s/ Scott M. Jarus

Scott M. Jarus, President

INDEX TO EXHIBITS

Exhibit Number	Description

16	Letter of KPMG Dated December 16, 2002.